SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ] Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[    ]   Confidential for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[    ]   Definitive Proxy Statement
[    ]   Definitive Additional Materials
[    ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

 ..............................................Tweedy, Browne Fund Inc..........
                (Name of Registrant as Specified In Its Articles)

 ..................................................Laurie E. Buckley............
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.

[     ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[    ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

May 29, 1998

Dear Shareholder

         As you may know, Tweedy, Browne Company LLC the investment adviser (the "Investment Adviser") to the Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund (the "Funds") (the Investment Adviser and the Funds are sometimes collectively referred to herein as (the "Firm")) has as its institutional partner and manager member, Affiliated Managers Group, Inc. ("AMG"), a New York Stock Exchange listed company. Following its initial public offering AMG's largest shareholder remained a group of private equity funds managed by TA Associates, Inc. ("TA"). AMG and its institutional stockholders are now engaged in one or more transactions the result of which will be to reduce the voting stock of AMG beneficially owned by TA so that TA could no longer be deemed to control AMG. Although neither TA nor AMG have the authority to participate in the management of either the Investment Adviser or the Funds, the proposed transactions may be deemed to result in an indirect transfer of interests in the Investment Adviser under the Investment Company Act of 1940, as amended, and therefore be deemed to be a technical "assignment" of the advisory contracts between the Funds and the Investment Adviser. Accordingly, the shareholders of each of Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund are being asked to approve a new advisory agreement between the Funds and the Investment Adviser, to take effect following this transfer.

Set forth below is a chart which we hope will clarify the relationships described above.




                  TA ASSOCIATES, INC.
         and other Institutional Shareholders








                                                    Christopher H. Browne
    AFFILIATED MANAGERS GROUP, INC.                 William H. Browne
                                                    John D. Spears
                                                    Thomas H. Shrager
                                                    Robert Q Wyckosf, Jr.
                                                    Managing Directors
                                                   of Tweedy, Browne Company LLC









                           TWEEDY, BROWNE COMPANY LLC
                               Investment Adviser









                            TWEEDY, BROWNE FUND INC.
                        Tweedy, Browne Global Value Fund
                       Tweedy, Browne American Value Fund




         Although technically there may be a change in control of the Investment Adviser, as a practical matter, nothing is changing. Our Managing Directors have control over day-to-day operations of the Firm and the management of client accounts. We are now six months into our arrangement with AMG, and we can say that they have done exactly as they said they would: they have left us alone.

         Each of us has signed ten year employment and non-compete agreements with the Firm and have retained an equity interest in the Firm. We continue to have autonomy to manage the assets entrusted to us by our shareholders and clients. We place a very high value on our independence and our ability to make investment decisions free of any considerations other than what is in the best interest of the assets we manage. This is not a totally selfless point of view since we have the greater part of our own net worth invested alongside our shareholders and clients. In addition to the Firm's day-to-day operations remaining unchanged, we have the same bare walls in our offices and the same tacky polyester plants. We come into the office as we did before, and do our work just as we always have. Hopefully, we and our clients will benefit by our efforts.


         In considering the proposal, please note:

o The amount of shares you own and the advisory fees charged to your Fund will not change.

o The investment objectives and policies of each Fund will remain the same and key employees of the Investment Adviser will continue to manage your Fund as they have in the past.


         After careful consideration, the Board of Directors of Tweedy, Browne Fund Inc. has approved the new advisory agreements and recommends that you vote FOR all proposals described in the attached materials.

         Since shareholders of both Funds in the Tweedy, Browne family are required to vote, we have prepared one proxy statement to reduce costs. If you hold shares in more than one Fund you will receive one statement and a proxy card for each Fund you own.
Please vote each proxy card you receive.

         Your vote is very important. Please take a moment now to sign and return your proxy card(s) in the enclosed, postage-paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares. If you have questions about the transaction, you may call them at 1-800-_________, Ext. ___.

         Thank you for your cooperation and continued support.

                                                           Sincerely,


                                                          CHRISTOPHER H. BROWNE
                                                          President

                        TWEEDY, BROWNE GLOBAL VALUE FUND
                       TWEEDY, BROWNE AMERICAN VALUE FUND

                              52 Vanderbilt Avenue
                            New York, New York 10017

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held on July 29, 1998
                            1-800-________, Ext. ___

         A Meeting of Shareholders of Tweedy, Browne Fund Inc. (the "Corporation") and each series of the Corporation, Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund (each a "Fund" and collectively the "Funds"), will be held at [__________________, New York, NY], on July 29, 1998 at 11:00 a.m., Eastern time, for the following purposes:

         1. To consider and act upon the approval of a new investment advisory agreement between each Fund and Tweedy, Browne Company LLC;

         2. To consider and act upon the election of five members of the Board of Directors of the Corporation to serve until the next shareholders meeting or until their successors are elected and qualified;

         3. To consider and act upon the ratification of the selection of Ernst & Young LLP as independent auditors for each Fund for the fiscal year ending March 31, 1999; and

         4. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The stock transfer books will not be closed, but in lieu thereof, the Board of Directors has fixed the close of business on May 15, 1998 as the record date for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Meeting.

                                           By order of the Board of Directors


                                           M. GERVASE ROSENBERGER
                                           Secretary

New York, New York
May 29, 1998

------------------------------------------------------------------------------
         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

                            TWEEDY, BROWNE FUND INC.
                              52 Vanderbilt Avenue
                               New York, NY 10017

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                        TWEEDY, BROWNE GLOBAL VALUE FUND
                       TWEEDY, BROWNE AMERICAN VALUE FUND
                           TO BE HELD ON JULY 29, 1998


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Tweedy, Browne Fund Inc. (the "Corporation") of proxies to be voted at a Special Meeting of Shareholders of the Corporation and each series of the Corporation, Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund (each a "Fund" and collectively the "Funds") to be held at [_____________, New York, NY,] on July 29, 1998 at 11:00
a.m., Eastern time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

         The costs of preparing, printing, mailing and soliciting the proxies will be borne by Affiliated Managers Group, Inc. ("AMG"). In addition, certain officers, directors and employees of Tweedy Browne Corporation LLC, the investment adviser to the Funds (the "Adviser" or "Tweedy, Browne"), and officers and directors of the Funds (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph or mail. Shareholder Communications Corporation will also solicit proxies. The Corporation's most recent annual report is available upon request, without charge, by writing to Tweedy, Browne Fund Inc. c/o First Data Investor Services Group, Inc., Post Office Box 5160, Westboro, Massachusetts 01581 or calling 1-800-_________, Ext. ___.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present and "broker non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated in accordance with Maryland law, which may require them to be treated as shares that are present. Under Maryland law, shares that are present but not yet voted "for" or "against" a matter will be disregarded in determining the "votes cast" on an issue. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Corporation at the address indicated above or by voting in person at the Meeting. A majority of the outstanding shares eligible to vote on a particular matter is necessary for there to be a quorum for that matter. If a quorum is present at the Meeting, the affirmative vote of either a majority of the outstanding shares of a Fund or, if less than a majority, 67% of the shares of that Fund present for such purpose is necessary to approve that Fund's new investment advisory agreement. The five nominees for director receiving the highest number of votes will be elected and approval by a majority of the shares present for such purpose is necessary to ratify the Board's selection of the independent auditors.

         The Board of Directors of the Corporation knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

         The Board of Directors of the Corporation has fixed the close of business on May 15, 1998 as the record date (the "Record Date") for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of each Fund on that date will be entitled to one vote on each matter on which they are entitled to vote for each share held and a fractional vote with respect to fractional shares, and shareholders will not have cumulative voting rights. At the close of business on the Record Date, the Corporation had outstanding [______________] shares of the Global Value Fund and [_________] shares of the American Value Fund, each with a par value of $.0001 per share, which comprise the only authorized series of the Corporation.

         The principal executive offices of the Funds are located at 52 Vanderbilt Avenue, New York, New York 10017. The enclosed proxy and this proxy statement are first being sent to the Corporation's Shareholders on or about May 29, 1998.

                                               PROPOSAL NO. 1

           APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND

Summary of the Transaction

         Affiliated Managers Group, Inc. ("AMG") is the managing member of the Adviser. AMG is a publicly traded company which acquires interests in investment management firms. AMG is a Delaware corporation which has its offices at Two International Place, Boston, MA 02110. AMG does not participate in the day-to-day management or the investment process of the firms in which it holds interests. Under the organizational documents of the Adviser, AMG has no authority to manage the day-to-day operations or participate in the investment process at Tweedy, Browne Company LLC.

         AMG's largest stockholder is a group of private equity funds managed by TA Associates, Inc. ("TA"). Due to the ownership of AMG stock by the equity funds TA manages, TA may be deemed to be the parent of AMG. TA has no power or authority to participate in the management of operations at Tweedy, Browne.

         In the next several [months], it is anticipated that one or more of the following transactions will occur, the result of which will be to reduce the voting stock of AMG beneficially owned by TA so that TA will no longer be deemed to control AMG (the "Transaction"): TA may seek to cause the funds it manages to distribute AMG voting stock to their respective investors or to sell AMG stock in public or private transactions; other institutional investors holding non-voting stock of AMG may convert (upon a public or private sale or otherwise) their stock in a manner that dilutes the percentage of AMG voting stock held by the funds managed by TA; or AMG may issue additional shares of voting stock in public market or private transactions.

         Pursuant to Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), each Fund's existing investment advisory agreement terminates automatically upon its "assignment", which term includes any transfer of a controlling interest in an adviser. Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders. It is possible that certain dispositions by TA could be treated as "assignments." In order for Tweedy, Browne to be certain of being able to continue to provide investment advisory services to each Fund after the Transaction, the Board has determined that the shareholders of each Fund should approve a new investment advisory agreement ("New Advisory Agreements").

         The Transaction will be effected in accordance with either the provisions of Rule 15a-4 under the 1940 Act or an appropriate exemptive order, in which case the Transaction and the New Advisory Agreements may take effect prior to shareholder approval of the New Advisory Agreements and shareholder approval must be obtained with 120 days following the Transaction (subject to the conditions of any applicable exemptive order). Alternatively, if shareholder approval is obtained prior to the Transaction, the New Advisory Agreements will take effect upon effectiveness of the Transaction as determined by the Board.

         The New Advisory Agreements will remain in effect for an initial two-year term and will continue in effect thereafter for successive periods if and so long as such continuance is specifically approved annually by (a) the Board of Directors or (b) the Fund's shareholders, provided that in either event, the continuance also is approved by a majority of the directors who are not "interested persons" by vote cast in person at a meeting called for the purpose of voting on such approval.

         After careful consideration, the Board of Directors recommends that shareholders of each Fund vote "FOR" the New Advisory Agreement between the Corporation on behalf of such Fund and Tweedy, Browne to replace the current advisory agreements with Tweedy, Browne. See "Evaluation by the Board" below.

The Investment Adviser

         Tweedy, Browne, 52 Vanderbilt Avenue, New York, New York 10017 currently serves as each Fund's investment adviser. Tweedy, Browne manages each Fund's investments, provides various administrative services (not otherwise provided by third parties) and supervises each Fund's daily business affairs, subject to supervision by the Corporation's Board of Directors. Tweedy, Browne is owned by its Managing Directors, Christopher H. Browne, William H. Browne, John D. Spears, Thomas H. Shrager and Robert Q. Wyckoff, Jr., and a subsidiary of AMG, which owns a majority interest in the Investment Adviser. The Management Committee, which consists of Messrs. Christopher and William Browne and John Spears, manages the day-to-day operations of Tweedy, Browne and the Funds and makes all investment management decisions. Neither AMG nor its subsidiary manages the day-to-day operations of, or participates in the investment process at, Tweedy, Browne.

The New Advisory Agreements

         Pursuant to the current advisory agreements between Tweedy, Browne and the Corporation on behalf of each Fund, Tweedy, Browne has been retained to manage the investments of each Fund and to provide such investment research, advice and supervision, in conformity with each Fund's investment objectives and policies, as may be necessary for the operations of each Fund. The New Advisory Agreements provide the same authority. The current advisory agreement for each Fund was approved by shareholders of the Funds on September 29, 1997. The current advisory agreements and New Advisory Agreements provide that each Fund will pay Tweedy, Browne a fee for its services equal to 1.25% of its average daily net asset value. Tweedy, Browne has voluntarily agreed with the Board of Directors to waive such portion of its fees on the American Fund as may be necessary to keep the total expense ratio of the American Fund from exceeding 1.39%. This waiver may be withdrawn or modified by Tweedy, Browne although it does not expect to do so. During each Fund's fiscal year ended March 31, 1998. Tweedy, Browne's net fees earned were: $23,717,001 for the Global Value Fund and $7,652,123 (net of fee waivers of $105,729) for the American Value Fund.

         The New Advisory Agreements provide for the furnishing of the same advisory services for the same advisory fees as the current advisory agreements with each Fund. The current advisory agreements provide, among other things, that Tweedy, Browne will bear all expenses of its employees and overhead incurred in connection with its duties, and that the Funds will pay (or reimburse Tweedy, Browne, if it has paid) all direct and indirect costs, charges, and expenses of or related to each Fund's business and operations, including the compensation of the Corporation's directors (other than those who are interested persons). A form of the New Advisory Agreement is attached as Appendix A.

         Tweedy, Browne intends to devote such time and effort to the business of a Fund as is reasonably necessary to perform its duties to each Fund pursuant to both the current advisory agreements and New Advisory Agreements, although the services of Tweedy, Browne are not exclusive and Tweedy, Browne may provide similar services to other investment companies and other clients and may engage in other activities.

         The current advisory agreements and New Advisory Agreements both provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, Tweedy, Browne is not liable to either Fund or the shareholders of either Fund for any act or omission by Tweedy, Browne in the supervision or management of investment activities or for any loss sustained by either Fund or the shareholders of either Fund, and that a Fund will indemnify Tweedy, Browne subject to the requirements and limitations of the 1940 Act.

         Both the current advisory agreements and the New Advisory Agreements may be terminated on 60 days' written notice at any time without the payment of any penalty either by the Corporation, upon the vote of a majority of the Corporation's Board of Directors or a majority of the outstanding voting securities of the respective Fund, or by Tweedy, Browne.

Evaluation by the Board

         On May 12, 1998, the independent directors of the Board (other than Mr. Lazar, who was unable to attend) met and discussed the potential transactions by TA and the possible effect on the Corporation and each Fund and evaluated the New Advisory Agreements. In evaluating the New Advisory Agreements, the Board reviewed materials furnished by Tweedy, Browne relevant to its decision. Those materials included information regarding Tweedy, Browne (including information describing personnel and operations) as well as materials regarding the services rendered, absolute and relative performance of the Funds, profitability of Tweedy, Browne relating to the Funds and comparative advisory fee information. In its deliberations, the Board considered the results of the Transaction and the comparative information on other investment companies with similar investment objectives. In addition, the Board reviewed and discussed the terms and provisions of the New Advisory Agreements and compared fees and expenses under the New Advisory Agreements with those paid by other investment companies.

         The Board was advised by counsel and considered all information that it determined was relevant to its deliberations. In determining to recommend that shareholders of each Fund vote to approve the New Advisory Agreements as being in the best interest of each Fund's shareholders, it was noted that the advisory services to be provided by Tweedy, Browne would be performed by the same principals in the business who had previously been providing such services and that expenses of the Funds in the future would not be any greater than those under the current advisory agreements. The Board noted that the Transaction would have no effect on the advisory fees, investment objectives and policies or operations of the Funds or the management, operations or personnel of the adviser.

        Accordingly, after consideration of the above, and such other factors and information as it deemed relevant, the Board of Directors, including all of the members of the Board present at the meeting who are not interested persons (as such term is defined by the 1940 Act), approved each New Advisory Agreement and voted to recommend its approval to each Fund's shareholders. The Board of Directors recommends that you vote "FOR" Proposal No. 1.

                                 PROPOSAL NO. 2

                            ELECTION OF THE BOARD OF
                            DIRECTORS OF THE COMPANY

         At the Meeting, five directors will be elected to serve until the next Meeting of Shareholders and until their successors are elected and qualified. The five nominees for directors receiving the highest number of votes will be elected. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below unless instructions to the contrary are marked on the proxy. The Board of Trustees recommends that you vote "FOR" the nominees.

         Certain information concerning the nominees and the officers of the Company is set forth below. Four of the nominees are currently directors of the Company and were elected by the shareholders at a Special Meeting of the Shareholders held on September 29, 1997. Mr. Anthony H. Meyer was appointed by the Board of Directors at its meeting on May 12, 1998. The "interested" directors (as defined by Section 2(a)(19) of the 1940 Act) are indicated in the chart below by an asterisk (*). The directors who are not "interested directors" are referred to as "independent directors."


                                                                                            Fund
                                                   Principal             Director          Shares
                                                 Occupations or           of the            Owned            % of
                                                 Employment in          Corporation         as of           Shares
               Name and Age                       Past 5 Years             Since          04/30/98        Outstanding
               ------------                       ------------             -----          --------        -----------

Bruce A. Beal                               Partner and Officer,           1993           [    (1)]          [(3)]
             -------------------------
Age:  60                                    The Beal Companies and
                                            Beal & Company,  Inc.,  various real
                                            estate  development  and  investment
                                            companies. Real estate consultant.

Christopher H. Browne*                      Managing Director of           1993           [    (2)]
                      ----------------
Age:  50                                    Tweedy, Browne.                               [    (1)]          [(3)]

Arthur Lazar                                President of Lazar             1993           [    (1)]          [(3)]
            --------------------------
Age:  84                                    Brokerage (insurance
                                            brokerage).

Richard B. Salomon                          Partner in Christy &           1994           [    (1)]          [(3)]
                  --
Age:  49                                    Viener (law firm).

Anthony H. Meyer                            Retired                        1998           [      ]           [(3)]
                ----
Age: 67

     All directors and officers as a group owned an aggregate of __________ shares of the Global Fund and __________ shares of the American Fund as of April 30, 1998.


     * Mr. Christopher Browne is considered by the Corporation to be a director who is an interested person" of Tweedy, Browne or of the Corporation (within the meaning of the 1940 Act).

    (1)  Global Fund
    (2)  American Fund
    (3)  Less than 1%


         The Board of Directors of the Company held five meetings during the fiscal year ended March 31, 1998. In that period, all incumbent directors attended all of the meetings held. The Corporation has no standing committee of the Board of Directors.

         Only the independent directors receive remuneration from the Funds for acting as a Director. Effective October 1, 1997, directors fees were set at $8,000 per Fund per year plus $500 per Fund for each Board of Directors meeting attended plus out-of-pocket expenses.

         The following table sets forth certain information regarding compensation of the Company's Board of Directors and officers. Except as disclosed below, no executive officer or person affiliated with the Company received compensation from the Company for the fiscal year ended March 31, 1998.
                                                 COMPENSATION TABLE*

                                                                                                    TOTAL
                                                                   AGGREGATE                  COMPENSATION FROM
                              NAME                                COMPENSATION         CORPORATION AND COMPLEX PAID TO
                              AND                                   FROM THE                      DIRECTORS
                            POSITION                              CORPORATION

      Christopher H. Browne, Chairman of the                          $ 0                            $ 0
               Board and President
      William H. Browne, Treasurer                                     $0                            $0
      John D. Spears, Vice President                                  $ 0                            $ 0
      M. Gervase Rosenberger, Secretary                               $ 0                            $ 0
      Bruce A. Beal, Director                                       $______                        $______
      Arthur Lazar, Director                                        $______                        $______
      Richard Salomon, Director                                     $______                        $______

* Estimated compensation for the Corporation's fiscal year ending March 31, 1999 will be $20,000 per Director.

The Board of Directors recommends that you vote "FOR" each of the nominees.


                                 PROPOSAL NO. 3.

                          RATIFICATION OF SELECTION OF
                             INDEPENDENT ACCOUNTANTS

         Ernst & Young LLP ("E&Y") has been selected by vote cast in person by a majority of the Board of Directors, including a majority of the independent directors, as the independent accountants to audit the accounts of the Corporation and each Fund for and during the fiscal year ending March 31, 1999.

         Representatives   of  E&Y  will  attend  the  Meeting,   will  have  an
opportunity to make a statement if they desire to do so, and will be available to answer questions.

         The affirmative vote of a simple majority of shares of the Corporation present and voting at the Meeting is required to ratify the selection of E&Y. The Board of Directors recommend that the shareholders vote "FOR" the ratification of selection of independent accountants.

                                PRINCIPAL HOLDERS

         As of the Record Date, to the best knowledge of the Fund, the following persons owned of record or beneficially more than 5% of any class of the outstanding shares of either Fund.

         [To Be Completed]

                                                                   Total Shares
  Fund Name                    Name and Address                        Owned

Tweedy, Browne                           [Charles Schwab & Co. Inc
Global Value Fund                        FBO Special Custody Acct FBO
                                         Exclusive Benefit of Customers
                                         Attn Mutual Funds
                                         101 Montgomery St
                                         San Francisco, CA  94104]

Tweedy, Browne                           [National Financial Services Corp.
Global Value Fund                        Cust Exclusive Ben of Customer
                                         P.O. Box 3908 Church Street Station
                                         New York, NY  10008-3908]

Tweedy, Browne                           [Charles Schwab & Co. Inc
American Value Fund                      Special Custody Acct for Excl Ben
                                         Attn Mutual Funds Reinvest Omn
                                         101 Montgomery St
                                         San Francisco, CA  94104]

Tweedy, Browne                           [National Financial Services Corp.
American Value Fund                      Cust Exclusive Benefit of
                                         P.O. Box 3908 Church Street Station
                                         New York, NY  10008-3908]

                    BROKERAGE FEES AND PORTFOLIO TRANSACTIONS

         Tweedy, Browne conducts all of the trading operations, except clearing, for both the Global Fund and the American Fund. Tweedy, Browne places portfolio transactions with or through issuers, underwriters and other brokers and dealers. In its capacity as a broker/dealer, Tweedy, Browne reserves the right to receive a ticket charge from each Fund for such service although it currently does not engage in this practice.

         The primary objective of Tweedy, Browne in placing orders for the purchase and sale of securities for each Fund's portfolio is to obtain the most favorable net results, taking into account such factors as price, commission, where applicable (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. Tweedy, Browne reviews, on a routine basis, commission rates, execution and settlement services performed, making internal and external comparisons.

         Tweedy, Browne is authorized to place orders for portfolio transactions on behalf of the Funds with brokers and dealers who supply market quotations to the custodian of the Funds for appraisal purposes, or who supply research, market and statistical information to either Fund or Tweedy, Browne when it can be done consistently with the policy of obtaining the most favorable net results. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. However, Tweedy, Browne currently does not engage in these practices. Tweedy, Browne is not authorized, when placing portfolio transactions for either Fund, to pay a brokerage commission on account of receiving such services or information in excess of that which another broker might have charged for executing the same transaction. Tweedy, Browne does not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold a Fund's shares. There is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless it appears that more favorable results are otherwise available.

         Although certain research, market and statistical information from brokers and dealers can be useful to the Funds and to Tweedy, Browne, it is the opinion of Tweedy, Browne, that such information is only supplementary to its own research effort since the information must still be analyzed, weighed, and reviewed by Tweedy, Browne's staff. Such information may be useful to Tweedy, Browne in providing services to clients other than the Funds, and not all such information is useful to Tweedy, Browne in providing services to the Funds. For the fiscal years ended March 31, 1998 and March 31, 1997, the Global Fund paid brokerage commissions of $2,670,257 and $2,167,248, respectively, none of which were paid to affiliates. For the fiscal years ended March 31, 1998 and March 31, 1997, the American Fund paid brokerage commissions of $636,393 and $223,652, respectively, none of which were paid to affiliates. The increase in commission payments is attributable to the increased size of the Funds.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

         The Corporation does not hold regularly scheduled meetings of shareholders of either Fund. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following the Meeting should submit such proposal to the Corporation.

                                  OTHER MATTERS

         The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters.

         All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                                         Very truly yours,


                                                          CHRISTOPHER H. BROWNE
May ___, 1998                                             President

TWEEDY, BROWNE GLOBAL VALUE FUND SERIES OF PROXY SOLICITED BY THE BOARD OF DIRECTORS TWEEDY, BROWNE FUND INC.

THE UNDERSIGNED HEREBY APPOINTS M. GERVASE ROSENBERGER AND COLEEN D. DINNEEN AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF TWEEDY, BROWNE GLOBAL VALUE FUND (THE "FUND") OF TWEEDY, BROWNE FUND INC. (THE "COMPANY") HELD OF RECORD BY THE UNDERSIGNED ON MAY 15, 1998, AT THE 1998 MEETING OF STOCKHOLDERS OF THE COMPANY TO BE HELD ON JULY 29, 1998 OR ANY ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

 Date

 Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.



 Signature(s) (Capacity, if applicable)

                             Meeting of Stockholders
       Tweedy, Browne Global Value Fund Series of Tweedy, Browne Fund Inc.
                 52 Vanderbilt Avenue, New York, New York 10017



This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made this proxy will be voted FOR proposals 1,2 and 3.

                                     Please vote by filling in the boxes below


1. To consider and act upon the approval of a new investment advisory agreement between Tweedy, Browne Global Value Fund and Tweedy, Browne Company LLC.

FOR  |_|          AGAINST  |_|      ABSTAIN   |_|

2. To consider and act upon the election of 5 members of the Board of Directors of the Company to serve until the next meeting or until their successors are elected and qualified

         Bruce A. Beal              Christopher H., Browne    Arthur Lazar
         Richard B. Salomon                 Anthony H. Meyer

                FOR   |_|             WITHHELD  |_|

Stockholders may withheld their vote for any nominees by writing that nominee or nominees name(s) on space provided below.




3. To consider and act upon the ratification of the selection of Ernst & Young LLP as independent auditors for the Fund for the fiscal year ending March 31, 1999.

            FOR  |_|         AGAINST  |_|           ABSTAIN   |_|

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

TWEEDY, BROWNE AMERICAN VALUE FUND SERIES OF PROXY SOLICITED BY THE BOARD OF DIRECTORS TWEEDY, BROWNE FUND INC.

THE UNDERSIGNED HEREBY APPOINTS M. GERVASE ROSENBERGER AND COLEEN D. DINNEEN AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF TWEEDY, BROWNE AMERICAN VALUE FUND (THE "FUND") OF TWEEDY, BROWNE FUND INC. (THE "COMPANY") HELD OF RECORD BY THE UNDERSIGNED ON MAY 15, 1998, AT THE 1998 MEETING OF STOCKHOLDERS OF THE COMPANY TO BE HELD ON JULY 29, 1998 OR ANY ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


 Please sign name or names as printed on proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.



 Signature(s) (Capacity, if applicable).

                             Meeting of Stockholders
      Tweedy, Browne American Value Fund Series of Tweedy, Browne Fund Inc.
                 52 Vanderbilt Avenue, New York, New York 10017



This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made this proxy will be voted FOR proposals 1,2 and 3.

                    Please vote by filling in the boxes below


1. To consider and act upon the approval of a new investment advisory agreement between Tweedy, Browne American Value Fund and Tweedy, Browne Company LLC.

FOR  |_|          AGAINST  |_|      ABSTAIN   |_|

2. To consider and act upon the election of 5 members of the Board of Directors of the Company to serve until the next meeting or until their successors are elected and qualified

         Bruce A. Beal              Christopher H., Browne    Arthur Lazar
         Richard B. Salomon                 Anthony H. Meyer

                FOR   |_|             WITHHELD  |_|

Stockholders may withheld their vote for any nominees by writing that nominee or nominees name(s) on space provided below.




3. To consider and act upon the ratification of the selection of Ernst & Young LLP as independent auditors for the Fund for the fiscal year ending March 31, 1999.

            FOR  |_|         AGAINST  |_|           ABSTAIN   |_|

4. To transact such other business as may properly come before the meeting or any adjournments thereof.